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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


                               September 22, 2005
               (Date of Report (Date of Earliest Event Reported))


                              UNITED BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


            MICHIGAN                     0-16640                38-2606280
            --------                     -------                ----------
  (State or other jurisdiction         Commission            (I.R.S. Employer
of incorporation or organization)      File Number         Identification No.)


                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (517) 423-8373
                                 --------------
               (Registrant's telephone number including area code)

                                       N/A
                                       ---
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

        | | Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  OTHER EVENTS

           On September 22, 2005, registrant announced the declaration of a cash dividend, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  EXHIBITS
           99.1     Press Release dated September 22, 2005




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      United Bancorp, Inc.
                                      (Registrant)


 Date:  September 22, 2005            By: /S/ Dale L. Chadderdon
                                         -----------------------------------
                                         Dale L. Chadderdon
                                         Executive Vice President & Chief
                                         Financial Officer




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                                  EXHIBIT INDEX


EX. NO.         DESCRIPTION
-------         -----------

99.1            Press Release dated September 22, 2005















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